1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):   March  24,  2000
                                                           ----------------



                    NATIONAL MANUFACTURING TECHNOLOGIES, INC
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)




California                        0-16055                      95-3267788
----------------------------------------------------------------------------
(State  or  other  jurisdiction  (Commission  File Number)    (IRS employer
of  incorporation)                                       Identification  No.)




1958  Kellogg  Ave.,  Carlsbad,  California                              92008
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




                                 (760) 431-4999
                                 --------------
              (Registrant's telephone number, including area code)




                                PHOTOMATRIX, INC
                                ----------------
          (Former name or former address, if changed since last report)

ITEMS  1  -  3.  Not  applicable.


ITEM  4.  Changes  in  Registrant's  Certifying  Accountants.

On March 17, 2000, the Board of Directors of National Manufacturing Technologies, Inc. (the "Company"), approved a recommendation brought fourth by the Audit Committee which dismisses BDO Seidman, LLP, Costa Mesa, California ("BDO") as the Company's principal independent accountant. During the last fiscal year and subsequent interim periods of the Company, BDO did not render an adverse opinion, disclaimer of opinion, or modification. BDO did render a qualification as to the Company's ability to continue as a going concern. There were no disagreements between the Company and BDO for the past fiscal year ending March 31, 1999, nor during the subsequent interim periods through September 30, 1999, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with BDO's report. The Company requested BDO to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

On March 17, 2000, the Company engaged Levitz, Zacks and Ciceric as its independent accountant. For fiscal year audit ended December 31, 1997 for I-PAC Manufacturing, Inc ("I-PAC") (a wholly owned subsidiary of the Company as of June 1998), the Company did consult Levitz, Zacks and Ciceric regarding (i) either, the application of accounting principles to a specified transaction; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K) or was a reportable event (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

With the exception of the above statement, during the last two fiscal years and subsequent interim periods of the Company, the Company did not consult Levitz, Zacks and Ciceric regarding (i) either, the application of accounting principles to a specified transaction; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K) or was a reportable event (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

On February 19, 1999, KPMG LLP resigned. The reports of KPMG LLP on the Company's consolidated financial statements for the fiscal years ended March 31, 1997 and 1998, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 1998, and in the subsequent interim period through February 19, 1999, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their report. The Company requested KPMG LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 25,1999, was filed as Exhibit 16 to the Form 8-K filed on February 26, 1999.

On May 26, 1999, BDO Seidman, LLP, Costa Mesa, California was engaged as the Company's principal independent accountant. During the two fiscal years ended March 31, 1997 and March 31, 1998 and subsequent interim periods of the Company, the Company did not consult BDO Seidman, LLP regarding (i) either, the application of accounting principles to a specified transaction; or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K) or was a reportable event (as defined in Item 304(a)(1)(v) of Securities and Exchange
Commission  Regulation  S-K).


ITEM  5.  Other  events.

On September 23, 1999, the Company's shareholders elected the following people to serve as Directors until the next annual shareholder meeting:

Mr. PATRICK W. MOORE has been a Director of the Company since January 1991. Mr. Moore assumed the duties of Chief Executive Officer of the Company effective as of June 5, 1998, and as Chairman and President as of September 23, 1999. Mr. Moore, who has served as the President of I-PAC Manufacturing, Inc. since 1990, has significant business experience in both the private and public sectors. From 1986 to 1990, Mr. Moore served as President of Southwest General Industries, a privately-held electronic contract manufacturing company. From 1981 to 1986, Mr. Moore served as President of the San Diego Private Industry Council and as Executive Director of the San Diego Regional Employment and Training Consortium. Mr. Moore has served on the National Commission on Employment Policy, committees of the National Academy of Science, and as the national president of various trade organizations based in Washington, D.C. Mr. Moore is 51 years of age.

Mr. JAMES P. HILL has been a Director of the Company since June 1998. Mr. Hill is, and for at least the last five years has been, the managing partner, specializing in bankruptcy law, commercial law, and civil litigation, of the San Diego law firm of Sullivan, Hill, Lewin, Rez, Engel & LaBazzo. Mr. Hill was a Director of the San Diego Bankruptcy Forum from 1991 through 1994 and the
Chairman of the Commercial Law Section of the San Diego County Bar Association from 1985 through 1987. Mr. Hill is 45 years of age.

Mr. MICHAEL J. GENOVESE has been a Director of the Company since February 1999. Mr. Genovese is a partner with the law firm of Grant, Hanley & Genovese, LLP, specializing in the area of business transactional law, including general business, real estate acquisition and sale, and taxation law. Mr. Genovese started his professional career with Ernst & Ernst (currently Ernst & Young,
LLP) in 1971 until 1977 when he commenced the practice of law. Mr. Genovese is a member of the Orange County Bar Association, the California State Bar Association (Business Law, Real Property Law and Taxation Sections), and the American Bar Association (Business law, Real Property, Probate & Trust Law, and Taxation Sections). Mr. Genovese is 50 years of age.

Dr. MICHAEL R. MOORE is a physician specializing in the surgical treatment of complex spinal disorders. He practices at the Bone and Joint Clinic in Bismarck, North Dakota, where he is developing a Spinal Diagnostic and Treatment Center that will bring to the region a range of medical services that previously were unavailable in the State. Prior to relocating to North Dakota, Dr. Moore practiced in Aurora, Colorado, where he was the co-founder of the Colorado Spine Center, which was the first practice in the region dedicated solely to the treatment of spinal disorders. Dr. Moore has recently been granted a patent on a new spinal implant device that will allow minimally invasive and endoscopic techniques to replace current open surgical techniques for certain painful spinal conditions. Dr. Moore earned his medical degree from the Johns Hopkins University School of Medicine, and has served in the past as an approved investigator by the Food and Drug Administration for clinical trials of new spinal fusion devices. From 1976 to 1980, he held various positions as an engineer for Portland General Electric Company. Dr. Moore is the brother of Patrick W. Moore. Dr. Moore is 45 years of age.

Mr. BINH Q. LE is General Director of BVT & Co. and General Director and shareholder for DELICES Co., Ltd., a division of BVT & Co., Ltd., a
Vietnam-based importer since 1998. He also serves as President and sole shareholder of Le Mortgage, Inc. (d.b.a. All City Financial Corporation), a commercial and residential mortgage broker, a position which he has held since 1987. From 1985 to 1987, Mr. Le was General Plant Manager at Southwest General Industries, a privately-held electronic contract manufacturing company. From 1976 to 1985, he served on the San Diego Private Industry Council. Mr. Le is 53 years of age.

Mr. BRIAN KISSINGER is President of Valtec Services, a company providing authorization and process for pre-paid telephone and related services, a position he has held since 1998. Mr. Kissinger has also been a marketing consultant to LWS Entertainment Services, which is an internet service provider and web-site design company, since 1998. From 1996 to 1998, Mr. Kissinger served as President of Quest Communications, a leasing agent for SkyTel Paging, Inc. From 1991 to 1996, he was Vice President of K & D Distributing, a wholesale food distributor. Mr. Kissinger is 30 years of age.

Mr. JOHN G. HAMILTON, JR. has been the owner of North Hills Academy of Shorin Karate and Indiana Shorin-Ryu Karate founded in 1974. From 1974 to 1984. Mr. Hamilton also served as a process and development metallurgical engineer for Westinghouse Electric Company working in their Specialty Metals Division. Mr. Hamilton earned his Bachelor of Science degree in Metallurgical Engineering and Anthropology from Lafayette College. Mr. Hamilton is 50 years of age.

The Company's shareholders also approved a change in the name of the Company from Photomatrix, Inc. to National Manufacturing Technologies, Inc.

The Company's Board of Directors also appointed Larry Naritelli as the Company's Treasurer and Chief Accounting Officer.

Mr. LARRY NARITELLI joined Photomatrix in March 1999 as Corporate Controller. From 1996 to 1999, Mr. Naritelli was employed at Dentsply/New Image in various positions including Accounting Manager and Controller. From 1994 to 1996, Mr. Naritelli was employed at Compton's New Media as Accounting Manager and later as Manager of General Ledgers.


ITEMS  6  Not  applicable.

ITEM  7.  Financial  Statements.  Not  applicable.

          Exhibits. None.


ITEMS  8  AND  9.  Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NATIONAL  MANUFACTURING  TECHNOLOGIES,  INC


Date:  March  24,  2000       By:  /s/  Patrick  W.  Moore
                                       --------------------
                              Patrick  W.  Moore
                              Chairman,  Chief  Executive  Officer and President